UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2006 (June 26, 2006)

Brookdale Senior Living Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 North Wabash Avenue, Suite 1400, Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 977-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On June 27, 2006, Brookdale Senior Living Inc. (the "Company") and American Retirement Corporation ("ARC") issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that the antitrust waiting period under the Hart-Scott-Rodino Improvements Act of 1976, as amended (the "HSR Act"), for the proposed merger of the Company with ARC expired at 11:59 p.m. Eastern time on June 26, 2006, and announcing that the Federal Trade Commission has granted early termination of the waiting period under the HSR Act for the proposed equity investment in Brookdale by RIC Co-Investment Fund LP, an affiliate of Fortress Investment Group LLC, in connection with the proposed merger with ARC.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated June 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

(Registrant)

/s/ Deborah C. Paskin

Deborah C. Paskin

Executive Vice President, Secretary and General Counsel

Date: June 27, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated June 27, 2006

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